                                                                      Exhibit 24

                                POWER OF ATTORNEY

                  The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick
W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

                  b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 21st day of July, 1995.

                                                       /s/ EMMANUEL A. KAMPOURIS
                                                     Name: Emmanuel A. Kampouris
                                                                 Title: Director

                                                                Exhibit 24

                                POWER OF ATTORNEY

                  The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick
W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

                  b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 21st day of July, 1995.

                                                              /s/ HORST HINRICHS
                                                            Name: Horst Hinrichs
                                                                 Title: Director
                                                               POWER OF ATTORNEY

                                                                Exhibit 24

                                POWER OF ATTORNEY

                  The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick
W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

                  b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of July, 1995.

                                                         /s/ GEORGE H. KERCKHOVE
                                                       Name: George H. Kerckhove
                                                                 Title: Director

                                                                     Exhibit 24
                                POWER OF ATTORNEY

                  The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick
W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

                  b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of July, 1995.

                                                          /s/ STEVEN E. ANDERSON
                                                        Name: Steven E. Anderson
                                                                 Title: Director

                                                                    Exhibit 24

                                POWER OF ATTORNEY

                  The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick
W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

                  b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 26th day of July, 1995.

                                                           /s/ SHIGERU MIZUSHIMA
                                                         Name: Shigeru Mizushima
                                                                 Title: Director

                                                                     Exhibit 24

                                POWER OF ATTORNEY

                  The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick
W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

                  b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of July, 1995.

                                                            /s/ FRANK T. NICKELL
                                                          Name: Frank T. Nickell
                                                                 Title: Director

                                                                      Exhibit 24
                                POWER OF ATTORNEY

                  The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick
W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

                  b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of July, 1995.

                                                            /s/ ROGER W. PARSONS
                                                          Name: Roger W. Parsons
                                                                 Title: Director

                                                                     Exhibit 24


                                POWER OF ATTORNEY

                  The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick
W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

                  b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of July, 1995.

                                                          /s/ J. DANFORTH QUAYLE
                                                        Name: J. Danforth Quayle
                                                                 Title: Director

                                                                      Exhibit 24
                                POWER OF ATTORNEY

                  The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick
W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

                  b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of July, 1995.

                                                           /s/ DAVID M. RODERICK
                                                         Name: David M. Roderick
                                                                 Title: Director

                                                                     Exhibit 24


                                POWER OF ATTORNEY

                  The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick
W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

                  b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of July, 1995.

                                                               /s/ JOHN RUTLEDGE
                                                             Name: John Rutledge
                                                                 Title: Director

                                                                     Exhibit 24


                                POWER OF ATTORNEY

                  The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick
W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

                  b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 28th day of July, 1995.

                                                         /s/ JOSEPH S. SCHUCHERT
                                                       Name: Joseph S. Schuchert
                                                                 Title: Director